SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 3, 1998

                    DAIN RAUSCHER CORPORATION
     (Exact name of registrant as specified in its charter)

           Delaware                 1-8186          41-1228350
(State of other jurisdiction of  (Commission      (IRS Employer
incorporation or organization)   File Number)  Identification No.)

Dain Rauscher Plaza, 60 South Sixth Street
      Minneapolis, Minnesota                 55402-4422
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (612) 371-2711

                         Not Applicable
 (Former name or former address, if changed since last report.)


Item 5.  OTHER EVENTS

         Reference is made to Exhibit 99.1 filed herewith.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1 Press release announcing registrant's settlement of litigation.


 Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  December 4, 1998                 DAIN RAUSCHER CORPORATION

                              By:         David J. Parrin
                                  -------------------------------
                                          David J. Parrin

                                     Senior Vice President and
                                             Controller


                    DAIN RAUSCHER CORPORATION
                        INDEX OF EXHIBITS
Exhibit No.
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   99.1      Press release announcing registrant's settlement of litigation.